UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2010
LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd. St. Charles, MO	63301
(Address of Principal Executive Offices)	(Zip Code)
(636) 946-6525
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     The purpose of this Form 8-K/A filing is to report that, on March 10, 2010, LMI Aerospace, Inc. (the “Company”) issued a correction to its press release (the “Press Release”), which was originally issued by the Company on March 9, 2010, announcing, among other things, its financial performance for the fourth quarter and year ended December 31, 2009. The purpose of the corrected press release was to correct an error in the calculation of Adjusted EBITDA set forth in the Non-GAAP Financial Information Table attached to the Press Release and to indicate that the 2009 financial statements contained in the release have not been audited. Pursuant to Rule 412 of Regulation C under the Securities Act of 1933, as amended, the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 9, 2010 (File No. 0-24293), is hereby amended and superseded in its entirety by this Form 8-K/A.
Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
     On March 9, 2010, LMI Aerospace, Inc. (the “Company”) issued a press release (the “Press Release”) announcing, among other things, its financial performance for the fourth quarter and year ended December 31, 2009. On March 10, 2010, the Company issued a corrected press release (the “Corrected Press Release”). The purpose of the Corrected Press Release was to correct an error in the calculation of Adjusted EBITDA set forth in the Non-GAAP Financial Information Table attached to the Press Release and to indicate that the 2009 financial statements contained in the release have not been audited. The full text of the Corrected Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
     A conference call to discuss the financial results contained in the Press Release was held on Tuesday, March 9, 2010 at 9:00 a.m. CST, which was hosted by Ronald S. Saks, Chief Executive Officer, and Lawrence E. Dickinson, Vice President, Chief Financial Officer and Secretary.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     The Company also updated its guidance for fiscal year 2010.
     The information in Items 2.02 and 7.01 above shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Text of corrected press release issued by the Company dated March 10, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 10, 2010

LMI AEROSPACE, INC.
By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Text of corrected press release issued by the Company dated March 10, 2010.